BRANDES INVESTMENT TRUST
                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                       Supplement dated November 16, 2000

                    To the Prospectus dated February 29, 2000


THE FOLLOWING REPLACES THE TABLE AND FOOTNOTES OF THE SECTION "PRIOR PERFORMANCE OF THE ADVISOR" ON PAGE 16 OF THE PROSPECTUS:


                             Annualized Total Return
                       For Periods Ended December 31, 1999

                                   Inception       Five Years    Three Years    One Year
                                   ---------       ----------    -----------    --------
Brandes Institutional
  International Equity Fund(1)      29.66%(2)         N/A            N/A         56.18%

  Advisor's Composite ***           19.98% ****      22.94%         28.50%       53.67%

  MSCI EAFE Index *****              8.86%           12.83%         15.75%       29.96%


1 The net annual returns presented above for the Brandes Institutional International Equity Fund were calculated as described above under "Performance Information."

2 Inception date for the Brandes Institutional International Equity Fund is 1/2/97.

*** The net quarterly and annual returns presented above for the Brandes International Equity composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, custodial fees and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The Brandes International Equity composite results include all actual, fee-paying and non-fee-paying, fully discretionary International Equity accounts under management by Brandes Investment Partners, L.P. for at least one month beginning 7/1/90, having substantially the same investment objectives, policies, techniques and restrictions. The weighted annualized management fee during the period 7/1/90 through 12/31/99 was 0.86% per year. Brandes' investment advisory fees are detailed in Part II of its Form ADV. Securities transactions are accounted for on the trade date. Cash and cash equivalents are included in performance returns. Net annual total return for the Brandes International Equity composite for the calendar year period 1991 have been attested by an independent accounting firm. Starting with calendar year 1992 through calendar year 1999, the Brandes International Equity composite has been examined by a Big Five accounting firm in accordance with AIMR Level II verification standards. Copies of the reports of independent accountants and a complete list and description of Brandes' composites are available on request. Brandes Investment Partners, L.P. is an independent investment management firm registered with the Securities and Exchange Commission and is not affiliated with any parent organization. The results for individual accounts and for different periods may vary. The asset-weighted standard deviation measure of dispersion for the annual periods 1991 through 1999 are 5.09%, 3.03%, 4.97%, 2.28%, 2.01%, 2.27%, 2.48%, 4.13%,
3.12%, respectively. Investors should not rely on prior performance results as a reliable indication of future results. Brandes has prepared and presented this information in compliance with the Performance Presentation Standards of AIMR. AIMR has not been involved with the preparation or review of this information.

**** Inception date for the Advisor's composite and MSCI EAFE Index is 6/30/90.

***** Morgan Stanley Capital International EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.